Presented by Asa Lanum CEO Innovaro THE Innovation Solutions Company We Help Companies Innovate & grow Exhibit 99.1

Forward - Looking Statements
This presentation may contain certain forward-looking statements, including statements with regard to the future performance of Innovaro, Inc. Words such as “believes,” “expects,” “projects,” “anticipates” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and such factors are identified from time to time in Innovaro’s filings with the Securities and Exchange Commission. Innovaro undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Innovation is a
BIG
Problem
The recession hit companies hard
They ALL cut back
Lost their ability to innovate
Now Companies Need to Grow
The stock market punishes those that do not have a
growth plan
The same old strategies and products don’t work
© 2011 Innovaro. All Rights Reserved Slide 2

innovaro

INNOVARO IS UNIQUE

Strategos
People
LaunchPad
Software
INTELLIGENCE & INSIGHTS
Information

How We Help Companies Innovate and Grow

Innovaro Helps Companies Solve that Problem © 2011 Innovaro. All Rights Reserved Slide 3 A NEW Category of software

Innovation - Like Cooking
You have choices
Innovate for yourself – Cook your own meal(s)
Have someone else innovate for you – Buy a meal
BUT what if you want to innovate for yourself but don’t
know how
Need to learn to cook
Need cooking tools – appliances, pots pans
Need ingredients – basics and spices
May want help with the first meal or two
Want to be able to repeat the process
© 2011 Innovaro. All Rights Reserved Slide 4

Innovaro - Consulting Services © 2011 Innovaro. All Rights Reserved Slide 5 Strategos Cook You a Meal Not efficient or cost effective Does not develop any talent Boutique Consulting innovaro

Plan Menu
Pick Recipes
Select Ingredients
Beat
Chop
Blend
Mix
Bake
Fry
Stew
Roast
Prepare
Organize
Serve
Cook a Meal
Idea Management
LaunchPad

Innovaro – LaunchPad is UNIQUE
Helps You Innovate – Cook for yourself
Next Generation of Innovation Software
First Integrated Innovation Environment
Proven Process
Unique Capabilities
Automated Intelligence
Semantic Analysis
Visualization
Growth Platform Development
Business Concept Development
Business Model Design
© 2011 Innovaro. All Rights Reserved Slide 6

innovaro

DISCOVERY LAB
Capture information and the 4 steps of the Discovery process: Consumer Insights, Discontinuities, Orthodoxies, and Core Competencies.
IDEATION LAB
Idea Generation, Clustering of Ideas, "CRASHING" Insights, and Growth Platforms.
ACTION LAB
Build Growth Platforms and create Business Concepts.
DISCOVER
1 CAPTURE
Automatically collect innovation intelligence from internal and external sources.
2 CREATE CLUSTERS
Organize and cluster captured data, then display content visually for easy dissemination.
3 GENERATE INSIGHTS
Group data clusters to create valuable insights, then Refine and Select top Insights to move forward.
IDEATE
4 GENERATE IDEAS
CRASH Insights
Engage in ideation workshop viewing and CRASHING Insights together.
5 CLUSTER IDEAS
View and organize new clusters using visualization tools: Graph, Tree, Cloud or Card views for further refinement.
ELABORATE
6 BUILD GROWTH PLATFORM
Idea clusters are inputs for elaboration to identify and build potential Growth Platforms.
7 CREATE BUSINESS CONCEPT
Elaborate again by using Growth Platform inputs created by different teams to create strong new Business Concepts.
IMAGINE Results...
Set of powerful Business Concepts, ready to develop deep, defensible business models.

LaunchPad Imagine © 2011 Innovaro. All Rights Reserved Slide 7

Innovaro – Intelligence & Insights
Provides you ingredients and spices
IP Analysis and Landscapes
Technology Forecasts and Roadmaps
Market Trends – Global Lifestyles
Helps get other cooks
Technology Partners
Licensing
© 2011 Innovaro. All Rights Reserved Slide 8

innovaro

Strategos
Teach You to Cook
Help You Cook
Cook a Meal
Plan Menu
Pick Recipes
Select Ingredients
Beat
Chop
Blend
Mix
Bake
Fry
Stew
Roast
Prepare
Organize
Serve
LaunchPad

Innovaro is Unique If you want to Innovate Learn to cook Have someone cook with you Provides appliances Provides ingredients Finds other cooks © 2011 Innovaro. All Rights Reserved Slide 9

How Innovaro has helped solve problems with
•
Products
•
Product Families
•
New Channels
•
New Services
Solving Large and Small Challenges
© 2011 Innovaro. All Rights Reserved Slide 10
New channels
Best Buy Mobile, Kiosks
New Services –
Geek Squad, Buy Back
New delivery platform
$6 Billion in Innovation Value
New Product Families - Gladiator
$775 Million in Revenue; $130 Million in Profit 2009

innovaro

Nestlé	CLOROX	Valvoline	VIZIO	ADVANTA	BEST BUY
AKZO NOBEL	AXA	Disney	APPLIED MATERIALS	BT	BRAUN
corus	dti	CIBA Vision A Novartis Company	Barilla	DUPONT	experian
frieslandfoods	Crayola	IMI	Southern Union Company	Johnson & Johnson	MARKS & SPENCER
McCain	MARS snackfood	Whirlpool HOME APPLIANCES	SMUCKER'S	NOKIA CONNECTING PEOPLE	NOVARTIS
ORACLE	Pfizer	PHILIPS	EUREKA	QinetiQ	Roche
RECKITT BENCKISER	Reed Elsevier	Sara Lee	THE Vanguard GROUP	SCOTTISH WIDOWS	
speedo	syngenta	VISA	SINGAPORE AIRLINES	MARKEM	ZURICH
Microsoft	Nationwide On Your Side	DOW	COMMONWEALTH	vodafone	KRAFT

Some of the Worlds most Recognized Clients © 2011 Innovaro. All Rights Reserved Slide 11

innovaro

Big
Innovators
$500K+ per engagement
Little
innovators
250K+ per
engagement
Searching For
innovation
$50K
each

Innovaro’s Revenue Model © 2011 Innovaro. All Rights Reserved Slide 12 Strategos LaunchPad Intelligence & Insights LaunchPad Intelligence & Insights LaunchPad (future) Intelligence & Insights innovaro

CxOs Say
16000
14000
12000
10000
8000
6000
4000
2000
0
72%
10,800
50%
7,500
14%
12,900
13%
13,050

How BIG is the LaunchPad Opportunity
© 2011 Innovaro. All Rights Reserved Slide 13
Innovation
Is Top 3
Strategic
Priority
Collect
Ideas
Have
People
Focused On
Innovation
Invested in
Innovation
Management
Tools
AVAILABLE
MARKET
15,000 Companies over $500M in Revenue
Source: Forrester Research Report

Innovaro Progress
First Six Months
Operational Excellence
Restructured Streamlined Consolidated Operations
Second Six Months
Introduced NEW Software Product LaunchPad - Imagine
Third Six Months
Completed Tech Transfers
Three thus far
First since 2008
Just Announced LaunchPad – Design -
How is Innovaro Doing
Head count
2009 – 67
2011 - 38
© 2011 Innovaro. All Rights Reserved Slide 14
First 9 Mo's
2011 vs 2010
Revenue 22% 32%
Salaries -50% -41%
Professional Services -25% -44%
Sales & Marketing -16% -50%
G&A -18% -13%
2010 vs 2009

Why is Innovaro a Good Investment
Innovaro
Innovaro
Has
Has
A
BIG
target market
Over $2B potential in initial sales
60% Recurring Revenue
A Scalable and Profitable business model
Software Product & Services
An Established name and position
Over 1,000 Existing clients
Unique Market Position - LaunchPad
An Experienced team
We have done this before
Over 30 years successfully introducing and selling
software
© 2011 Innovaro. All Rights Reserved Slide 15

Innovaro Tomorrow Poised to Grow Growth is Only limited by How fast we can grow our Sales Force How fast we can grow our Professional Services © 2011 Innovaro. All Rights Reserved Slide 16

Innovaro Overview
Founded: July 1999
IPO: October 2000
NYSE Amex: INV
14.6m Shares Outstanding
3000+ Shareholders
1000+ Active Clients
Offices
Tampa, Chicago, York UK
© 2011 Innovaro. All Rights Reserved Slide 17
Comprehensive Innovation Suite
Innovation Consulting
LaunchPad
Intelligence & Insights
Accelerating
Accelerating
bottom
bottom
line
line
results
results
for
for
over
over
a
a
thousand
thousand
leading
leading
companies
companies
around
around
the
the
world
world

innovaro

IBM (1968-1974) - Systems Development Division

Design & Developed Large Operating Systems – SVS/MVS

Pullman Corporation (1974-1975) - Manager Technical Services

Convetred and Consolidated all MIS operations into single center

Amdahl Corporation (1976-1981) - Director Product Development & Marketing

Develped & Launched 8 New Products, Increased software revenue 600%

Pansophic Systems (1981-1984) - VP Product Operations & IT

Took Company from $22M - $75M in three years, Part of mamagement tream to take company public

International Computers Ltd - UK (1984-1987) - Director Applied Systems & Board of Directors

Grew Revenue from 38M-144M, NEDO award for innovation

Sun Microsystems (1987-1988) - VP & General Manager Server Systems Group

"Put" Sun in the "Server Business" Created and Grew $470M in server business

PSACT (1989-1991) - Founder & CEO

Consulting Services, Grew compnay to $17M in 3 years with no outside funding

OpenVision Technologies (1992-1995) - Co-Founder & SVP Technology Division

Recruited by Warburg Pincus, 9 Acqusitions 14 products in 16 months, sold to Veritas for $440m

CTO Group (1996-1998) - Founder & Managing Principal

Founder - Consulting Services, Clients BofA, ABN AMRO, NatWest, Bank of Montreal, Stanford, St Johns, Merrill Lynch

Zitel//FORTEL (1999-2003) - President, CEO & Board of Directors

Restructure, Turnaround & Relaunch as Fortel, Cash Flow positive & profitable for first time in 6 years

Quartz Consulting (2004-2010) - Co Founder & Managing Principal

Founder, Fixed broken hardware & software companies

Innovaro - Current - CEO & Board of Directors

Restructured, cut costs, Introduced LaunchPad, new vision - growth

Asa Lanum - Background © 2011 Innovaro. All Rights Reserved Slide 18

© 2011 Innovaro. All Rights Reserved Slide 19 For Additional Information Contact: Tania Bernier Tania.Bernier@Innovaro.com 813-754-4330 x223 Thank You for Listening